_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 26, 1997


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 1997, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 1997-A8, Mortgage Pass-Through Certificates, Series 1997-H).


                           CWMBS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware              333-26425          95-4449516
----------------------------   -----------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)

       155 North Lake Avenue
       Pasadena, California                          91101
     ------------------------                     ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                   ----- --------

_________________________________________________________________

Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1997-H.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1997-H, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as the underwriter of the Underwritten Senior Certificates, has prepared certain materials (the "DLJ Computational
Materials") for distribution to its potential investors, and Greenwich Capital Markets, Inc. ("GCM" and, together with DLJ, the "Underwriters"), as the underwriter of the Underwritten Subordinate Certificates, has prepared certain materials (the "GCM Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the DLJ Computational Materials or the GCM Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The DLJ Computational Materials, listed as Exhibit
99.1 hereto, and the GCM Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated August 26, 1997.

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*    Capitalized terms used  and not otherwise defined herein  shall have the meanings assigned to them in the prospectus dated May 27, 1997 and the prospectus supplement dated August 26, 1997, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1997-H.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 DLJ Computational Materials.
          (filed on Form SE dated August 26, 1997).

     99.2 GCM Computational Materials.
          (filed on Form SE dated August 26, 1997).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWMBS, INC.

                              By: /s/ David A. Spector
                                  -------------------------------
                                  David A. Spector
                                  Vice President

Dated:  August 26, 1997

                                Exhibit Index
                               -------------

Exhibit                                                                  Page
-------                                                                ----
99.1      DLJ Computational Materials.
          (filed on Form SE dated August 26, 1997).

99.2      GCM Computational Materials.
          (filed on Form SE dated August 26, 1997).